Netcapital *Inc.*

A Digital Private Capital Markets Ecosystem

Democratizing Private Markets | Empowering Entrepreneurs to Succeed

INVESTOR UPDATE

December 2021



Forward-Looking Statements



This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Netcapital Inc.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Netcapital Inc.'s actual results to differ materially from those described in the forward-looking statements can be found in Netcapital Inc.'s Quarterly Report on Form 10-Q for our fiscal second quarter ended October 31, 2021, and our Annual Report on Form 10-K for the year ended April 30, 2021 which have been filed with the Securities and Exchange Commission and are available on **netcapitalinc.com** and on **sec.gov**. Netcapital Inc. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Netcapital

Who We Are

Netcapital is a fintech company with a scalable technology platform.

01

Empowers private companies to raise capital online

02

Provides both accredited and non-accredited investors with access to new investment opportunities in private companies

03

Markets private capital raises

04

Incubates and takes equity positions in select, early-stage companies with disruptive technologies

Traditional Model Creates Problems for Issuers and Investors

Entrepreneurs have difficulty raising capital

VCs invest in less than 1% of the companies they consider

Harvard Business Review

Under 5% of venture dollars went to women and minorities in 2020

Forbes

Founders need connections to even get a meeting
Only 10% of VC meetings are obtained through cold outreach

Harvard Business Review

The average investor lacks access and liquidity

Almost 90% of U.S. households precluded from investing in private deals under old model (dqydj.com)

Private investments generally locked up until IPO or takeout

Disrupting Private Capital Markets

Netcapital is fundamentally altering traditional private capital markets by:

Giving innovators access to funding.

By giving entrepreneurs greater access to investors, we make it possible for more businesses to get off the ground, grow, and start making things that people love.

Giving any investor - not just the connected ones - access to early-stage investments.

Low investment minimums and steady deal flow empower the average person to own shares in private companies they believe in.

Market Opportunity

Significant opportunity to disrupt private capital markets with Netcapital's digital private markets ecosystem.

$7T

Private capital markets reached $7.4 trillion in 2020 .

Morgan Stanley

$3T

Private equity assets of $3 trillion growing at a 10 year CAGR of 10%.

Financial Times

2x↑

Private capital markets expanding at twice the rate of public markets.

Forbes

$42T

In retail assets represents large pool of potential account holders.

BCG

"Private capital markets...have leapfrogged public markets to become the most popular way for companies to raise money in the U.S."

The Wall Street Journal

Made Possible by the JOBS Act

Title III of the JOBS Act enabled early-stage companies to offer and sell securities to the general public for the first time.



The SEC followed with Reg CF, changing the landscape for private capital raising and investment:

- Allows general public to invest in private companies.
- Enables private companies to advertise their security offerings.
- Conditionally exempts securities sold under Section 4(a)(6) from the registration requirements of the Securities and Exchange Act of 1934.



Industry Tailwinds

Three major industry tailwinds driving growth in digital capital markets:

Pandemic accelerating push to bring processes online

With limited ability to raise capital in person, entrepreneurs shifting to online fundraising

Regulatory changes increasing digital funding opportunities

SEC raises annual Reg CF funding limit to $5M

Private equity outperformance drives growing investor demand for private investments

Investors increasing allocation to private investments after two decades of superior performance vs. public markets *(Boston Consulting Group).*

Business Model

Fee income plus equity stakes

4.9% success fee on capital raised through the platform

Consulting Fees

Engagement and other fees



Equity stakes provide optionality through possible exits (sale or IPO).

ATS partnership creates potential path to monetization of Secondary Transfer Feature.

Select Equity Stakes

KINGSCROWD

Online Private Capital Markets Ratings and Analytics

CHIPBRAIN

Emotionally Intelligent AI

C-Reveal THERAPEUTICS

Cancer Immunotherapy

DEUCE 2 DRONE

Drone Delivery

Zelgor Games

Mobile Games

Strong Growth in Net Income First Half of Fiscal 2022

$1.2 Million

Net income of $1,183,254 increased by 1,843% during the first half of fiscal 2022.



Netcapital Inc. First Half Net Income
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$0
First Half FY 2021
First Half FY 2022

Strong Growth in First Half Earnings Per Share

$0.47 cents

E.P.S. of 47 cents increased by 213% during the first half of fiscal 2022.


Netcapital Inc. First Half E.P.S.
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
First Half FY 2021
First Half FY 2022

Strong Growth in Equity Securities Portfolio

$9.6 Million

NCPL's portfolio of equity securities of $9,623,753 was up 159% vs. 10/31/20.



Netcapital Inc. Equity Securities Portfolio
$10,000,000
$7,500,000
$5,000,000
$2,500,000
$0
2Q FY 2021
2Q FY 2022

Reg CF Industry Funding Commitments Growing Rapidly

$452 Million

was raised under Reg CF through the first eleven months of 2021, up 155% vs. the same period last year.



Reg CF Monthly Funding Commitments
$60,000,000
$40,000,000
$20,000,000
$0
January 2018
January 2019
January 2020
January 2021

Source: KingsCrowd

Competitive Landscape

Rapid industry growth and potential to disrupt the multi-trillion dollar PE market allows plenty of room for multiple players in the space.


MetLife

Key competitors include StartEngine, Wefunder, and Republic.

Netcapital provides a lower cost solution for digital capital raising vs. peers

With automated filings and forms, Netcapital's ease of onboarding gives the company a significant competitive advantage.

Attractive Valuation vs. Peers

Netcapital Inc. sells at a significant discount to peers:

WEFUNDER	start engine	Netcapital Inc.
38x	33x	7x
Revenues*	Revenues**	Revenues***

* Source: Wefunder Form C filed 3/15/2021

** Source: StartEngine Form 1-A filed 8/5/2021

*** based on 12/10/21 closing price of NCPL



Demonstrated Scalability of Netcapital Platform

Rapid sell-out of Magfast offering demonstrates proven scalability of the Netcapital platform.

Magfast, a wireless charger company, launched an equity offering on netcapital.com in November of 2020.

- Goal raise: **$1.07 million**
- Sold out entire offering in one day
- Almost 1,000 investors successfully invested through the platform in a 24-hour period

What People Are Saying About Netcapital

"I think this is an intriguing story… This company is exciting."

JIM CRAMER
Host of CNBC's Mad Money

"Netcapital appeals to me because I've had firsthand experience with the passion and support that comes from an engaged user base, and I've seen how that excitement translates into funding."

JASON ROBINS
Co-founder and CEO of DraftKings

"This is a paradigm shift in the dynamics of the capital markets."

DAVID BROWN
Former CEO of Techstars

Testimonials

"The Netcapital platform has been excellent for us. It's provided us with great exposure. It's provided us with a mechanism where we can both direct friends and interested investors as well as people we don't know but are super grateful to have on board as investors."

THOMAS HAAG
Co-founder and CEO of C-Reveal Therapeutics

"We chose to work with Netcapital because of its high-touch personalized approach - which is unique in the marketplace - and we're so glad we did. If you are growing something you believe is extraordinary, call Jason's team at Netcapital; they're exceptional."

SEYMOUR SEGNIT
Founder and CEO of Magfast

Team

Management Team Comprised of Experienced Institutional Investors, Angel investors and Entrepreneurs.



CECILIA LENK

CEO Netcapital Inc.

- Ph.D., Harvard
- Angel Investor, Launchpad Venture Group



COREEN KRAYSLER, CFA

CFO Netcapital Inc.

- S.M., MIT Sloan
- Former Morningstar 5-star Rated Portfolio Manager



CAROLE MURKO, CFA

CMO Netcapital Inc.

- M.A. NYU
- Institutional Marketing, State Street Global Advisors



JASON FRISHMAN

CEO Netcapital Funding Portal Inc.

- B.S., Summa Cum Laude, University of Miami
- Advisor, The Capital Network

Investment Case Summary

Netcapital is well positioned to disrupt traditional private capital markets.

- Multi-trillion dollar market opportunity
- Rapidly expanding industry
- Pandemic and regulatory changes driving accelerating growth
- Proven scalability
- Equity stakes provide upside optionality

Netcapital Inc. Netcapital Netcapital Advisors

Thank You



Coreen Kraysler, CFA

coreen.kraysler@netcapital.com

781-925-1700

NetCapital *Inc.*

https://netcapitalinc.com